Fees Summary	Apr. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,298.14
Total Transaction Valuation	9,400,000.00
Total Offset Amount	0.00
Net Fee	$ 1,298.14